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                                                           EXHIBIT 24

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint JOHN E. SZTYKIEL and RICHARD J. SCHALTER, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Spartan Motors, Inc. on Form 10-K for its fiscal year ended December 31, 1998, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  February 15, 1999               /S/ JAMES C. PENMAN
                                        James C. Penman

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint JOHN E. SZTYKIEL and RICHARD J. SCHALTER, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Spartan Motors, Inc. on Form 10-K for its fiscal year ended December 31, 1998, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  February 18, 1999               /S/ JOHN E. SZTYKIEL
                                        John E. Sztykiel

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint JOHN E. SZTYKIEL and RICHARD J. SCHALTER, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Spartan Motors, Inc. on Form 10-K for its fiscal year ended December 31, 1998, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  February 19, 1999               /S/ GEORGE W. SZTYKIEL
                                        George W. Sztykiel

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint JOHN E. SZTYKIEL and RICHARD J. SCHALTER, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Spartan Motors, Inc. on Form 10-K for its fiscal year ended December 31, 1998, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  February 19, 1999               /S/ ANTHONY G. SOMMER
                                        Anthony G. Sommer

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint JOHN E. SZTYKIEL and RICHARD J. SCHALTER, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Spartan Motors, Inc. on Form 10-K for its fiscal year ended December 31, 1998, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  February 23, 1999               /S/ WILLIAM F. FOSTER
                                        William F. Foster

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint JOHN E. SZTYKIEL and RICHARD J. SCHALTER, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Spartan Motors, Inc. on Form 10-K for its fiscal year ended December 31, 1998, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  February 16, 1999               /S/ RICHARD J. SCHALTER
                                        Richard J. Schalter